united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 4/30/20

Item 1. Reports to Stockholders.

Semi-Annual Report

April 30, 2020

Recurrent MLP & Infrastructure Fund

Class I Shares (RMLPX)

1-833-RECURRENT

(1-833-732-8773)

www.recurrentadvisors.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.recurrentadvisors.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

RMLPX SEMIANNUAL 2020 REPORT

(6 months ended April 30, 2020)

PORTFOLIO MANAGER PERSPECTIVE ON PERFORMANCE AND BUSINESS TRENDS IMPACTING THE RECURRENT MLP & INFRASTRUCTURE FUND (RMLPX) FOR FISCAL FIRST HALF 2020.

RECURRENT
INVESTMENT ADVISORS

Recurrent MLP & Infrastructure Fund (RMLPX) Semiannual 2020 Annual Report

Recurrent MLP & Infrastructure Fund – FH1 2020 at a glance

First and foremost, we hope all of our readers – friends, clients, colleagues – are staying safe and healthy during the unprecedented pandemic that has afflicted the United States and the world during the past several months. It has been a powerful reminder of how we as Americans and members of humankind are willing to drop almost everything and make tremendous sacrifices when the health and safety of our families and those close to us at risk. It has been a surreal period in all of our lives, but we remain confident that our country and our economy will emerge stronger and more resilient from this experience.

From a business perspective, Recurrent initiated its business continuity plan (“BCP”) in mid-March, and all of our employees, partners and vendors have collaborated seamlessly while working remotely over the past several months. We are encouraged that our resilient and cloud-based business platform has performed well through this time, and that we have continued to manage our client portfolios and our mutual fund as before, with no interruptions. Notwithstanding unprecedented market volatility, we are happy to report that Recurrent as a firm has remained strong throughout this time, continuing to grow our business with the support of our friends and clients.

Before discussing the performance of the Recurrent MLP & Infrastructure Fund (“RMLPX” or the “Fund”), we once again want to thank all of our clients for their trust and support. RMLPX has continued to experience significant growth in assets under management (“AUM”) throughout the first half of FY 2020.

During the first half of FY 2020 (from November 1, 2019 through April 30, 2020), RMLPX generated -35.21% total returns, lagging the -34.48% return of the Alerian MLP Index (AMZ) by -0.73%. From inception through April 30, 2020, RMLPX has returned -16.54% on an annualized basis, exceeding the AMZ’s -17.45% annualized return by +0.91%.

The performance data quoted here represents past performance. For performance data current to the most recent month end, please call (833)-RECURRENT. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Total Annual Operating Expenses are 1.75% for RMLPX; although as outlined in the prospectus, the Adviser has agreed to cap total fund expenses for the fund at 1.25% through at least March 1, 2021.

Recurrent MLP & Infrastructure Fund (RMLPX) Semiannual 2020 Annual Report

Recurrent MLP & Infrastructure Fund – Market Outlook

The 6 months ended April 30, 2020, was the worst 6 month period on record for midstream MLPs, eking out the second half of calendar 2008, as Lehman Brothers’ bankruptcy and the prospect of further bank failures precipitated the Great Financial Crisis. The volatility was, of course, the result of an unprecedented global pandemic caused by the Covid-19 virus. Shockingly, despite the relatively stable cash flow profiles of North American pipeline companies, pipelines exhibited some of the worst and most volatile performance of any subsector of the US equity markets, falling even more rapidly than oil producing companies (as represented by the S&P 500 Select Exploration and Production Index) whose margins are directly exposed to falling oil and gas prices.

We believe the extreme volatility was due in large part to the forced selling of MLPs and midstream stocks by large closed-end funds (“CEFs”), many of which hold portfolios of high-yielding pipeline stocks, financed with aggressive debt leverage. This leverage is regulated by the SEC, so when the collateral (i.e. the value of MLPs) falls in value below a certain level, the funds are obligated to sell their portfolios, regardless of whether or not the underlying holdings are attractively valued or not. CEF selling pressure was confirmed by several press releases from Goldman Sachs, Tortoise, and Kayne Anderson, confirming the liquidation of significant portions of their CEF holdings to meet margin calls, and in some cases the suspension of further CEF dividends. Ironically, the aggressive use of leverage used to maximize CEF dividend yields actually resulted in the suspension of all dividend income from several of the most levered CEFs. As seen below, even before Covid, CEFs were approaching maximum leverage ratios permitted by their credit agreements.

Source: Bloomberg, Public filings, CEF websites. Note: CEF data reflects market-cap weighted average across public CEFs.

Updating our outlook in light of guidance provided by midstream companies in light of Covid

Given the impact of Covid on commodity prices, we believe midstream cash flows could be at risk 10-15% over 2 years, which compares to midstream equities reaching a mid-March trough after declining 60% from December 31, 2019. To us, the selloff felt fundamentally unwarranted and driven by the CEF deleveraging pressure described above.

Since March, many midstream companies (measured by market capitalization) issued revised guidance incorporating the impacts of Covid. In light of lower commodity prices and weaker economic activity, we find that our original expectation of 10-15% lower cash flow over 2 years appears generally in-line with company expectations. In aggregate, companies’ 2020 EBITDA expectations have been revised down approximately 7% for Q2-Q4 2020. Many companies’ revised guidance incorporate a V-shaped dip in Q2, as a result of Covid-associated “shelter-in-place” orders.

Recurrent MLP & Infrastructure Fund (RMLPX) Semiannual 2020 Annual Report

Notably, the average capital spending reduction has been 18% to cushion the impact of lower EBITDA, with capex cuts generally more skewed to smaller companies, where liquidity may be at a premium. We discuss below what this means in dollar terms.

Source: Recurrent research, Bloomberg, public filings

Note: Includes all constituents of the Alerian Midstream Energy Index (AMNA), which includes midstream Corps and MLPs. Guidance compares as of Feb 15 (pre-Covid) with May 9 (post-Covid).

Large cap is defined as 8 companies with market caps larger than $15bn, Mid Cap is 11 companies with mkt cap $3bn to $15bn, and Small Cap is 22 companies smaller than $3bn, as of 4/30/20.

Capital spending reductions are expected to meaningfully outpace declines in cash flow

Indeed, midstream companies have aggressively moved to meet that expectation across all business types, perhaps even exceeding market expectations as the net impact of Covid-related business plans is expected to actually increase midstream free cash flow by $2bn in the final 9 months of 2020. The implication is that financial stakeholders – either equityholders or bondholders, depending on a given company’s financial situation – could actually see accelerating free cash flow as a result of the actions taken amid the pandemic, at a time when many other industries are taking extraordinary steps to remain liquid during this crisis. Unsurprisingly, smaller companies and upstream focused business models have greater flexibility, and greater need, to reduce spending (average small company capex cuts of -36%, of which the G&P/upstream-facing subgroup is -33%).

Recurrent MLP & Infrastructure Fund (RMLPX) Semiannual 2020 Annual Report

Source: Recurrent research, Bloomberg estimates and company guidance, public filings. See notes above.

The free cash flow profile shown below implies a sector-wide free cash flow yield approaching 10% beyond 2020E, even if the economic outlook remains relatively subdued compared to pre-Covid expectations. The best-positioned midstream companies may be able to convert this growing free cash flow “wedge” into cash returns to shareholders, while other midstream companies with excessive debt leverage or with sharper cash flow declines could be forced to dedicate all free cash flow to debt reduction for the foreseeable future. We believe a well-managed midstream portfolio will likely be able to capture this divergence between publicly-traded midstream companies.

Source: Recurrent research, Bloomberg estimates and company guidance, public filings.

As the economy stabilizes following strenuous efforts to contain the spread of Covid-19, we see a midstream industry which, in contrast to the 60% peak-to-trough decline reached in March 2020, is now forecasted by the companies themselves to actually generate more cash flow (net of capital spending) during 2020 than

Recurrent MLP & Infrastructure Fund (RMLPX) Semiannual 2020 Annual Report

originally forecasted by the companies and Wall Street analysts in late 2019. Again, while Covid will likely continue to have far-reaching impacts on the broad economy, we’ve been encouraged by the resilience and aggressive responses we have seen from many of the companies we invest in.

We thank you again for your confidence, and, as your fellow fund investors, we look forward to stronger returns ahead as the continues to return to normal.

Best regards,

Brad Olsen and Mark Laskin

Co-Founders and Portfolio Managers

Recurrent Investment Advisors (Advisor of the Fund)

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance is no guarantee of future results and the index performance shown is not indicative of the performance of the Recurrent Funds.

Alerian MLP Index - is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks

S&P North American Natural Resources Index - seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of U.S.-traded natural resource-related companies, including oil and gas production, transportation, refining, materials, and mining.

EBITDA - Earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP metric, typically used as a measure of a company’s operating cash flow, excluding changes in working capital.

EV/IC vs. ROIC - Enterprise Value / Invested Capital vs. Return on Invested Capital. Compares a company’s market value (EV) vs. the book value of its capital (IC).

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 832-241-5900. The prospectus should be read carefully before investing. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Recurrent Investment Advisors is not affiliated with Northern Lights Distributors, LLC.

Recurrent MLP & Infrastructure Fund (RMLPX) Semiannual 2020 Annual Report

Important Risk Disclosure (RMLPX)

Mutual Funds involve risk including the potential loss of principal. Higher turnover and frequent trading my result is higher costs. Cash available for distribution by MLP’s may vary and could be affected by the entity’s operations, including capital expenditures, operating, acquisition, construction, exploration and borrowing costs, reducing the amount of cash and MLP has available for distribution. The Fund may focus on one or more industries, sectors or geographic regions of the economy and the value of an investment may fluctuate more widely than if it were diversified. Tax risks associated with the Fund include fund structure risk, MLP tax risk, and tax estimation/NAV risk. Cyber-attacks or failures affecting the Fund or service providers may adversely impact the Fund or its shareholders.

The Fund invests primarily in the energy sector and infrastructure industry and is susceptible to adverse economic, environmental, and regulatory concerns. Additional risks include acquisition, catastrophic event, commodity price, depletion, natural resource, supply/demand and weather risk. The purchase of IPO shares may involve high transaction cost, market and liquidity risks. The investment strategies employed by the Advisor may not result in an increase in value or performance. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Holders of MLP’s have limited control and voting rights, additionally, there are certain tax risks and conflicts of interest between holders of MLP’s and the general partner. The Fund is newly-formed and may not grow to or maintain economically viable size, not be successful implementing its investment strategy, which could result in the Fund being liquidated. (3652-NLD-6/8/2020)

Recurrent MLP & Infrastructure Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2020

The Fund’s performance figures* for the periods ended April 30, 2020, compared to its benchmarks:

			Annualized
	Six Months	One Year	Since Inception (a)
Recurrent MLP & Infrastructure Fund - Class I	(35.21)%	(39.34)%	(16.54)%
Alerian MLP Index (Total Return)**	(34.48)%	(40.79)%	(17.45)%

(a)	Inception date is November 2, 2017.

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent the advisor fee waiver. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Advisor has contractually agreed to waive fees and/or reimburse expenses to the Fund until at least March 1, 2021 to ensure that the Fund’s total annual operating expenses after expense waiver and reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs such as interest and dividend expenses on securities sold short, taxes; and extraordinary expenses, such as litigation expenses) will not exceed 1.25% of average daily net assets attributable to Class I shares. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. The Fund’s total annual fund operating expense ratio, gross of fee waivers or expense reimbursements is 1.75% for Class I shares per the fee table in the Fund’s February 28, 2020 Prospectus. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. For performance information current to the most recent month-end, please call 1-833-732-8773.

**	The Alerian MLP Index (Total Return) is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. This index provides a comprehensive benchmark for investors to track the performance of the energy MLP sector. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

Holdings by type of investment	% of Net Assets
Common Stocks	77.6%
MLP & MLP Related Securities	17.6%
Short-Term Investment	5.4%
Other Assets Less Liabilities	(0.6)%
100.0%

Please refer to the Portfolio of Investments that follows in this semi-annual report for a detail of the Fund’s holdings.

Recurrent MLP & Infrastructure Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
April 30, 2020

Shares	Security	Fair Value
	COMMON STOCKS - 77.6%
	OIL & GAS - 20.0%
954,373	Cenovus Energy, Inc.	$3,473,918
119,532	Marathon Petroleum Corp.	3,834,587
52,243	Phillips 66	3,822,620
47,008	Total SA - ADR	1,652,331
42,440	Valero Energy Corp.	2,688,574
		15,472,030
	OIL & GAS SERVICES - 4.1%
649,195	Archrock, Inc.	3,122,628

	PIPELINES - 53.5%
300,627	Altagas Ltd.	3,601,593
74,801	Cheniere Energy, Inc. *	3,492,459
98,293	Enbridge, Inc.	3,015,629
518,702	Equitrans Midstream Corp.	4,346,723
226,647	Keyera Corp.	3,369,639
300,848	Kinder Morgan, Inc.	4,581,915
53,936	ONEOK, Inc.	1,614,304
189,338	Pembina Pipeline Corp.	4,343,414
599,335	Plains GP Holdings LP	5,507,889
56,821	TC Energy Corp.	2,634,222
248,702	Williams Cos., Inc. (The)	4,817,358
		41,325,145

	TOTAL COMMON STOCKS (Cost - $76,791,140)	59,919,803

	MLP & MLP RELATED SECURITIES - 17.6%
	OIL & GAS - 4.0%
123,667	Sunoco LP	3,069,415

	PIPELINES - 13.6%
676,295	Energy Transfer LP	5,680,878
275,279	Enterprise Products Partners LP	4,833,899
		10,514,777

	TOTAL MLP & MLP RELATED SECURITIES (Cost - $17,281,813)	13,584,192

	SHORT-TERM INVESTMENT - 5.4%
	MONEY MARKET FUND - 5.4%
4,205,724	Federated Government Obligations Fund - Institutional Class, 0.18% ^	4,205,724
	TOTAL SHORT-TERM INVESTMENT (Cost - $4,205,724)

	TOTAL INVESTMENTS - 100.6% (Cost - $98,278,677)	$77,709,719
	OTHER ASSETS LESS LIABILITIES - (0.6)%	(468,993)
	NET ASSETS - 100.0%	$77,240,726

ADR - American Depository Receipt.

^	Money Market Fund; interest rate reflects seven day effective yield on April 30, 2020.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Recurrent MLP & Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2020

ASSETS
Investment securities:
At cost	$98,278,677
At fair value	$77,709,719
Receivable for Fund shares sold	1,712,675
Interest and dividends receivable	410,805
Receivable for securities sold	122,713
Prepaid expenses & other assets	56,619
TOTAL ASSETS	80,012,531

LIABILITIES
Advisory fees payable	34,637
Payable for Fund shares redeemed	2,729,138
Payable to related parties	1,176
Accrued expenses and other liabilities	6,854
TOTAL LIABILITIES	2,771,805
NET ASSETS	$77,240,726

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$108,620,958
Accumulated deficit	(31,380,232)
NET ASSETS	$77,240,726

Net Asset Value Per Share:
Class I Shares:
Net Assets	$77,240,726
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	7,286,012
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.60

The accompanying notes are an integral part of these financial statements.

Recurrent MLP & Infrastructure Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2020

INVESTMENT INCOME
Dividends (Foreign taxes withheld: $78,565)	$2,333,102
Interest	10,837
TOTAL INVESTMENT INCOME	2,343,939

EXPENSES
Investment advisory fees	290,115
Administrative services fees	33,245
Audit and tax fees	11,505
Legal fees	19,651
Transfer agent fees	14,750
Chief compliance officer fees	14,649
Trustees fees and expenses	7,221
Registration fees	15,401
Printing and postage expenses	9,455
Custodian fees	3,924
Third party administrative services fees	21,485
Other expenses	3,645
TOTAL EXPENSES	445,046
Less: Fees waived by the Advisor	(40,292)
NET EXPENSES	404,754
NET INVESTMENT INCOME	1,939,185

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on:
Investments	(8,899,427)
Foreign currency translations	(1,941)
Total realized loss	(8,901,368)

Net change in unrealized depreciation on:
Investments	(19,323,143)
Foreign currency translations	(1,601)
Total unrealized depreciation	(19,324,744)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(28,226,112)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,286,927)

The accompanying notes are an integral part of these financial statements.

Recurrent MLP & Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30, 2020	October 31,
	(Unaudited)	2019
FROM OPERATIONS
Net investment income	$1,939,185	$976,990
Net realized loss on investments	(8,901,368)	(382,365)
Net change in unrealized depreciation on investments	(19,324,744)	(601,842)
Net decrease in net assets resulting from operations	(26,286,927)	(7,217)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(3,913,715)	(516,268)
Return of capital	—	(2,105,916)
Net decrease in net assets from distributions to shareholders	(3,913,715)	(2,622,184)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:	67,432,864	50,561,038
Net asset value of shares issued in reinvestment of distributions:	2,485,007	1,471,481
Payments for shares redeemed:	(17,241,402)	(3,229,260)
Net increase in net assets from shares of beneficial interest	52,676,469	48,803,259

TOTAL INCREASE IN NET ASSETS	22,475,827	46,173,858

NET ASSETS
Beginning of period	54,764,899	8,591,041
End of period	$77,240,726	$54,764,899

SHARE ACTIVITY
Shares sold	5,377,153	2,815,597
Shares reinvested	199,233	80,713
Shares redeemed	(1,478,713)	(181,633)
Net increase in shares of beneficial interest outstanding	4,097,673	2,714,677

The accompanying notes are an integral part of these financial statements.

Recurrent MLP & Infrastructure Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I (1)
	For the Six Months Ended		For the Year Ended	For the Period Ended
	April 30, 2020		October 31,	October 31,
	(Unaudited)		2019	2018
Net asset value, beginning of period	$17.18		$18.14	$20.00
Activity from investment operations:
Net investment income (2)	0.42		0.58	0.97
Net realized and unrealized loss on investments (3)	(6.35)		(0.24)	(1.53)
Total from investment operations	(5.93)		0.34	(0.56)
Less distributions from:
Net investment income	(0.65)		(0.25)	—
Return of capital	—		(1.05)	(1.30)
Total distributions	(0.65)		(1.30)	(1.30)
Net asset value, end of period	$10.60		$17.18	$18.14
Total return (4)	(35.21)%		1.53%	(3.10)%
Net assets, at end of period (000’s)	$77,241		$54,765	$8,591
Ratio of gross expenses to average net assets (5)	1.38	% (7)	1.75%	7.39	% (7)
Ratio of net expenses to average net assets (5)(6)	1.25	% (7)	1.25%	1.25	% (7)
Ratio of net investment income to average net assets	6.00	% (7)	3.13%	4.85	% (7)
Portfolio Turnover Rate	15	% (8)	52%	116	% (8)

(1)	The Recurrent MLP & Infrastructure Fund commenced operations on November 2, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Net realized and unrealized gain/(loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains/(losses) in the statement of operations due to the share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers.

(5)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020

1.	ORGANIZATION

Recurrent MLP & Infrastructure Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund offers Class I shares. The Fund commenced investment operations for Class I shares on November 2, 2017. The Fund’s investment objective is to seek total return including substantial current income from a portfolio of master limited partnerships (“MLPs”) and energy infrastructure investments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles in the United States of America (“U.S. GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is a registered investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Master Limited Partnerships (“MLPs”) – An MLP is an entity receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”) the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies (LLCs). The general partner of an MLP manages the partnership, has an ownership stake in the partnership and in some cases the general partners are eligible to receive an incentive distribution. The limited partners provide capital to the partnership, receive common units of the partnership, have a limited role in the operation and management of the partnership and are entitled to receive cash distributions with respect to their units. Currently, most MLPs operate in the energy, natural resources and real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2020

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to, as needed, attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value committee. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2020

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$59,919,803	$—	$—	$59,919,803
MLP & MLP Related Securities	13,584,192	—	—	13,584,192
Short-Term Investment	4,205,724	—	—	4,205,724
Total Investments	$77,709,719	$—	$—	$77,709,719

*	Refer to the Portfolio of Investments for classification.

The Fund did not hold any Level 3 securities during the six months ended April 30, 2020.

Security Transactions and Investment Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly for the Fund. Dividends from net realized capital gains are distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2020

open tax year ended October 31, 2018 or expected to be taken in the Fund’s October 31, 2019 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the six months ended April 30, 2020, the aggregate purchases and sales of investments (excluding short-term investments) was $57,961,588 and $9,372,062, respectively.

Please refer to the Fund’s prospectus and statement of additional information (“SAI”) for a full listing of risks associated with the Fund’s investments. These and other risks are also discussed more fully in the Fund’s prospectus and SAI which include but are not limited to active trading risk, cash flow risk, concentration risk, cybersecurity risk, energy sector focus risk, energy infrastructure industry focus risks (including acquisition risk, catastrophic event risk, commodity price risk, depletion risk, environmental and regulatory risk, interest rate risk, natural resources risk, supply and demand risk, and weather risk), equity risk, gap risk, geographic and sector risk, IPO risk, liquidity risk, leveraging risk, management risk, market capitalization risk, market events risk, market risk, master limited partnership risk, MLP tax risk, non-diversification risk, portfolio turnover risk, RIC qualification risk, and volatility risk.

Concentration Risk – Because the Fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Energy Sector Focus Risk – The Fund focuses its investments in the energy sector which is comprised of energy, industrial, consumer, infrastructure and logistics companies, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, energy sector companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Energy Infrastructure Industry Focus Risk – A substantial percentage of the Fund invests primarily in the energy infrastructure industry. As a result, the Fund will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy infrastructure industry. Risks associated with investments in MLPs and other companies operating in the energy infrastructure industry include but are not limited to the following:

o	Acquisition Risk – Energy infrastructure companies owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.

o	Catastrophic Event Risk – MLPs and other companies operating in the energy infrastructure industry are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2020

natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy infrastructure industry.

o	Commodity Price Risk – MLPs and other companies operating in the energy infrastructure industry may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy infrastructure commodity prices would directly impact companies that own such energy infrastructure commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such energy infrastructure commodities.

o	Depletion Risk – Energy infrastructure companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy infrastructure commodities or exploration of new sources of energy infrastructure commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.

o	Environmental and Regulatory Risk – Companies operating in the energy infrastructure industry are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future.

o	Interest Rate Risk – Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy industry to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of energy infrastructure securities as the yields on alternative investments increase.

o	Natural Resources Risk – The Fund’s investments in natural resources issuers (including MLPs) is susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The natural resources sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the natural resources sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; domestic and global competition, extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, natural resource sector companies are subject to substantial government regulation, including environmental regulation and liability for environmental damage, and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other natural resources reserves may also affect the profitability of natural resources companies.

o	Supply and Demand Risk – Companies in the energy infrastructure industry may be impacted by the levels of supply and demand for energy infrastructure commodities.

o	Weather Risk – Weather plays a role in the seasonality of some energy infrastructure companies’ cash flows, and extreme weather conditions could adversely affect performance and cash flows of those companies.

Equity Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2020

economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Master Limited Partnership Risk – An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders of MLPs and the general partner, including those arising from incentive distribution payments. The MLP market may be adversely impacted by negative investor perceptions, such as reaction to reduced distributions.

MLP Tax Risk – Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions, including depreciation and amortization expense deductions. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax, excise tax or other form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Thus, if any of the MLPs owned by the Fund were treated as corporations or other forms of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the net asset value per share (“NAV”) of the Fund’s shares.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTION WITH RELATED PARTIES

Recurrent Investment Advisors, LLC serves as the Fund’s investment advisor. Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2020

supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 0.90%. Pursuant to the advisory agreement, the Fund incurred $290,115 in advisory fees for the six months ended April 30, 2020. As of April 30, 2020, the amount due to Advisor from the Fund was $34,637.

The Advisor has contractually agreed to reduce the Fund’s fees and/or to absorb expenses of the Fund until at least until March 1, 2021 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs, such as interest and dividend expenses on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.25% of the average daily net assets attributable to the Fund. This agreement may be terminated by the Board on 60 days’ written notice to the Advisor. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance. For the six months ended April 30, 2020, the Advisor waived $40,292 of advisory fees.

The Fund’s ability to recoup the cumulative expenses previously waived or reimbursed subject to the aforementioned conditions will expire as presented in the table below:

10/31/2021	$227,498
10/31/2022	$156,362

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Gemini Fund Services, LLC. The Trust, on behalf of the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. During the year ended October 31, 2019, the Fund did not pay distribution related charges pursuant to the Plan.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2020

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2020, were as follows:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$98,148,059	$854,650	$(21,292,990)	$(20,438,340)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended October 31, 2019 as a Regulated Investment Company (RIC) effective November 1, 2018 and the C-Corp entity for the period ended October 31, 2018 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2019	October 31, 2018
Ordinary Income	$516,268	$—
Return of Capital	2,105,916	312,200
	$2,622,184	$312,200

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(64,446)	$—	$(1,115,144)	$(1,179,590)

The difference between book basis and tax basis unrealized depreciation and undistributed net investment income/loss is primarily attributable to tax adjustments for partnerships and the tax deferral of losses on wash sales.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2020

At October 31, 2019, the Fund had capital loss carry forwards (CLCF) for federal income tax purposes available to offset future capital gains (including prior year losses of 127,544 incurred as a C-Corp and carried forward to the Fund), utilized capital loss carryforwards and had capital loss carryforwards subject to expiration as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total	CLCF Utilized
$—	$53,950	$10,496	$64,446	$63,098

Permanent book and tax differences, primarily attributable to non deductible expenses, the carryover of tax adjustments from partnerships, wash sales and distributions related to the entity status conversion from a C-Corp to a Regulated Investment Company (RIC) resulted in reclassifications for the Fund for the fiscal year ended October 31, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$48,742	$(48,742)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a) 9 of the 1940 Act. As of April 30, 2020, Pershing LLC and Charles Schwab & Co., Inc. held approximately 28% and 40% of the voting securities of the Fund, respectively.

8.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and the Fund has adopted these amendments early.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Recurrent MLP & Infrastructure Fund
EXPENSE EXAMPLES (Unaudited)
April 30, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period* and held for the entire period from November 1, 2019 through April 30, 2020.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may us e the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical (5% return before
			Actual		expenses)
	Fund’s	Beginning
	Annualized	Account	Ending	Expenses Paid	Ending	Expenses Paid
	Expense Ratio	Value	Account Value	During Period	Account Value	During Period
Class I:
Recurrent MLP & Infrastructure Fund*	1.25%	$1,000.00	$647.90	$5.12	$1,018.65	$6.27

*	Expense information is equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?	We collect your personal information, for example, when you
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-833-RECURRENT (1-833-732-8773) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-833-RECURRENT (1-833-732-8773).

INVESTMENT ADVISOR
Recurrent Investment Advisors, LLC
3801 Kirby Drive, Suite 654
Houston, TX 77098

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by a prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Two Roads Shared Trust

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Executive Officer

Date 7/7/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Executive Officer

Date 7/7/20

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Principal Financial Officer

Date 7/7/20